Exhibit 99.1
Hilltop Holdings Inc.Earnings PresentationQ2 2022 July 22, 2022

Preface

Corporate Headquarters	Additional Information
6565 Hillcrest Ave Dallas, TX 75205 Phone: 214-855-2177 www.hilltop-holdings.com	Please Contact: Erik Yohe Phone: 214-525-4634 Email: eyohe@hilltop-holdings.com

FORWARD-LOOKING STATEMENTS

This presentation and statements made by representatives of Hilltop Holdings Inc. ("Hilltop" or the "Company") during the course of this presentation include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements anticipated in such statements. Forward-looking statements speak only as of the date they are made and, except as required by law, we do not assume any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements concerning such things as our outlook, our business strategy, our financial condition, our revenue, our liquidity and sources of funding, market trends, operations and business, taxes, the impact of natural disasters or public health emergencies, such as the current coronavirus ("COVID-19") global pandemic, information technology expenses, capital levels, mortgage servicing rights ("MSR") assets, stock repurchases, dividend payments, expectations concerning mortgage loan origination volume, servicer advances and interest rate compression, expected levels of refinancing as a percentage of total loan origination volume, projected losses on mortgage loans originated, total expenses, anticipated changes in our revenue, earnings, or taxes, the effects of government regulation applicable to our operations, the appropriateness of, and changes in, our allowance for credit losses and provision for (reversal of) credit losses, expected future benchmark rates and economic growth, anticipated investment yields, expected accretion of discount on loans in future periods, the collectability of loans, cybersecurity incidents, the outcome of litigation, and our other plans, objectives, strategies, expectations and intentions and other statements that are not statements of historical fact, and may be identified by words such as "anticipates," "believes," "building", "could," "estimates," "expects," "forecasts," "goal," "guidance", "intends," "may," "might," "outlook", "plan," "probable," "projects," "seeks," "should," "target," "view" or "would" or the negative of these words and phrases or similar words or phrases. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the COVID-19 pandemic and the response of governmental authorities to the pandemic, which have had and may continue to have an adverse impact to the global economy and our business operations and performance; (ii) the credit risks of lending activities, including our ability to estimate credit losses and increases to the allowance for credit losses, as well as the effects of changes in the level of, and trends in, loan delinquencies and write-offs; (iii) effectiveness of our data security controls in the face of cyber attacks; (iv) changes in general economic, market and business conditions in areas or markets where we compete, including changes in the price of crude oil; (v) risks associated with concentration in real estate related loans; (vi) changes in the interest rate environment and transitions away from LIBOR; (vii) the effects of our indebtedness on our ability to manage our business successfully, including the restrictions imposed by the indenture governing our indebtedness; (viii) changes in state and federal laws, regulations or policies affecting one or more of our business segments, including changes in regulatory fees, deposit insurance premiums, capital requirements and the Dodd-Frank Wall Street Reform and Consumer Protection Act; (ix) cost and availability of capital; (x) changes in key management; (xi) competition in our banking, broker-dealer and mortgage origination segments from other banks and financial institutions, as well as investment banking and financial advisory firms, mortgage bankers, asset-based non-bank lenders and government agencies; (xii) legal and regulatory proceedings; (xiii) risks associated with merger and acquisition integration; and (xiv) our ability to use excess capital in an effective manner. For further discussion of such factors, see the risk factors described in our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and other reports, that we have filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement.

The information contained herein is based on Company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying slides. Hilltop Holdings does not undertake an obligation to, and disclaims any duty to, update any of the information herein.

2

HilltopHoldings

Q2 2022 3Investor Highlights –Notes:(1)Bank Loans HFI reflect consolidated loans held for investment excluding margin loans from the broker-dealer business.(2)Mortgage Bankers Association Forecast, July 18, 2022. •PlainsCapital Bank generated $51.4 million in pre-tax income during Q2 2022, a decrease of $35.6 million from Q2 2021 and an increase of $4.9 million from Q1 2022•Average bank loans HFI1increased from Q1 2022 by $146 million, or 2%, as 1-4 Family Retained Mortgages and growth in our core CRE portfolio more than offset lower National Warehouse Lending and PPP balance declines •Average bank deposits decreased from Q1 2022 by $435 million, or 3%, as clients moved money to higher yielding opportunities and deposits associated with Hilltop Holdings declined due to the tender offer during the period•The Bank’s allowance for credit losses increased from Q1 2022 by $3.8 million to $94.6 million, or 1.27% •PrimeLending generated $5.6 million in pre-tax income during Q2 2022, a decrease of $43.4 million from Q2 2021•Mortgage origination volume in Q2 2022 was $3.8 billion, a decline of 35% from Q2 2021; overall industry volume expected to decline approximately 35% over the same period2•Gain-on-sale of loans to third parties declined by 116 basis points from Q2 2021 to 260 basis points for Q2 2022 primarily due to rising interest rates and increased competition for purchase mortgages•Total headcount as of June 2022 has declined by 343, or 12%, versus the prior year, with loan originator headcount decreasing by 4% and back-office and support headcount declining by 20% •HilltopSecuritiesproduced $9.1 million in pre-tax income during Q2 2022, an increase of $2.2 million from Q2 2021•Structured Finance net revenues increased 76% from Q2 2021 primarily due to increased stability in the mortgage market versus the prior year period•Wealth Management net revenues increased by $1.1 million, or 3%, from Q2 2021 as higher interest rates have benefited sweep deposit balances within the business•Total headcount has declined by 45, or 6%, versus June 2021 ROAA.86% EPS –Diluted$0.30 ROAE5.76%5. 8 2% $ 33.3 $ 0.450. 8 0 % Net IncomeMM Nonrecurring Item ($ millions, except per share)Pre-tax Expense After-tax ExpenseEPS–Diluted ($)Transaction expenses –Q2 2022 Tender Offer$4.4$3.5$0.05

$21.85 $23.52 $24.77 $25.93 $26.93 $27.77 $28.37 $27.47 $27.08 18.46% 19.85% 18.97% 19.63% 20.22% 21.28% 21.22% 21.27% 17.24% $0.09 $0.09 $0.09 $0.12 $0.12 $0.12 $0.12 $0.15 $0.15 ‐40.00% ‐20.00% 0.00% 20.00% $‐ $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 Q2 2020 Q3 2020 Q4 2020 Q1 2021Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022 Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding) Common Equity Tier 1 risk based ratio Dividends per shareCapital Highlights –Q2 2022 4 Capital Management and Tangible Book Value Growth TBVPS1% Versus6/30/2111% CAGRSince 6/30/20•During the quarter, HTH returned $454.5 million of capital to stockholders through dividends and share buybacks •The Q2 2022 Tender Offer resulted in the repurchase of 14.9 million shares (~ 19% of the company) for $29.75 per share, or $442.3 million •Tangible book value per common share declined from Q1 2022 by $0.39 primarily due to the execution of the Tender Offer, which was partially offset by other retained earnings during the period11Notes:(1)Tangible common equity and tangible book value per common share (TBVPS) are non-GAAP financial measures. For a reconciliation of tangible common equity and tangible book value per share to the nearest GAAP measure, see the appendix.(2)At period end.22

5Hilltop Holdings –Financial Summary $ in Millions, except EPSIncome Statement and Key MetricsQ2 2022Q1 2022QoQ%Q2 2021YoY%Net interest income$112.1$100.012%$107.94%Noninterest income239.3216.411%339.9(30%)Noninterest expenses298.5286.44%343.4(13%)Efficiency ratio85.0%90.5%76.7%Pre-provision net revenue152.830.176%104.4(49%)Net charge offs $1.2$0.3334%$0.5142%Net ACL build (release)4.1(0.2)NR(29.2)(114%)Provision for (reversal of) credit losses5.30.1NR(28.7)(119%)Income before income taxes47.530.058%133.2(64%)Net income35.324.146%101.9(65%)Minority interest2.11.99%2.9(28%)Income attributable to Hilltop$33.3$22.349%$99.1(66%)Return on average assets0.80%0.53%2.29%Return on average equity 5.82%3.60%16.42%EPS - Diluted$0.45$0.2861%$1.21(63%)EOP Shares outstanding (in thousands)64,57679,439(19%)81,153(20%)Average assets $17,791$18,493(4%)$17,833(0%)EOP Assets16,71618,357(9%)17,665(5%)EOP Loans HFI, net7,8357,7072%7,5304% EOP Deposits11,92112,667(6%)11,7342% Notes:(1)Pre-provision net revenue is calculated as the sum of net interest income and noninterest income less noninterest expense (except provision for loan losses).

$115.3$109.5$91.4$91.2$95.3($1.2)($1.3)$17.1($10.5) 1.51% 1.45% 1.16% 1.17% 1.20%0.00%0.50% 1.00% 1.50%2.00%2.50% 3.00% 3.50%4.00%$0.0$20.0 $40.0 $60.0 $80.0$100.0$120.0$140.06/30/20219/30/202112/31/20213/31/2022Net Charge-OffSpecific ReservesCollective - EconomicConditionsCollective - PortfolioChanges6/30/2022 6Hilltop Holdings –Allowance for Credit Losses Allowance for Credit Losses at Period End 6/30/22 Reserve Composition($ in millions)ACL / Total Loans HFI Commentary•Applied Moody’s Analytics June 2022 single macroeconomic alternative (S7) scenario for economic forecast•Reserve builds (releases) driven by new loan production, credit performance and macroeconomic variable adjustments over time•ACL % of Loans HFI excluding Broker dealer margin loans, mortgage warehouse, and PPP loans equated to 1.33% as of June 30, 2022 ($ in millions)ReserveACL/Loans HFICommercial real estate$63.71.95%Commercial and industrial$19.71.37% Construction and land development$5.00.54%1-4 family residential$5.60.38%Consumer$0.51.95%Broker-dealer$0.70.14%Mortgage warehouse lending$0.20.05%Total Reserve$95.31.20%

2.62%2.53%2.44%2.36%2.75%1.00%1.50%2.00%2.50%3.00%3.50%Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022 7Hilltop Holdings –Net Interest Income & Margin Net Interest Margin2 Net Interest Margin Rollforward($ in millions) Net Interest Income $107.9 $105.1 $104.3 $100.0 $112.1 $80.0 $85.0 $90.0 $95.0 $100.0 $105.0 $110.0 $115.0Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022 2.36%Decline in Cash and Due Balances0.15% Loans HFI Yield Increase0.14% Loans HFS Yield Increase0.06% Securities Portfolio Yield Increase0.03%Deposits(0.04%)Other0.05%Q2 20222.75%Q1 2022 Key Drivers & Statistics Q2'21Q1'22Q2'22($ in millions, except as noted)HTH Consolidated Average Earning Assets ($B)$16.5$17.2$16.4Banking Accretion Income$6.0$2.5$3.0 PPP Balance (period end)$261$38$7 PPP Interest & Fee Income$6.4$1.8$1.3 Cash and Due (Avg. Balance)$1,740$3,176$2,585 Mortgage Loans Held for Sale (period end)$2,885$1,644$1,492 ($ in millions)

8Hilltop Holdings –Net Interest Income Rate Impacts -12%-7%4%8%-15%-10%-5%0%5%10%-100-50+50+100Interest Rate Change (Basis Points) Estimated Impact on 12-month Net Interest Income1Note:(1)Impact assumes instantaneous change to interest rates. Assumes interest rate floor at 1 basis point Bank Loans HFI –Fixed vs. Variable Rate at 6/30/22 Interest Bearing Deposit and Fed Funds Rate•Q1 2016 through Q2 2022 Fed and HTH Deposit Rates•Deposit Beta modeled 50% through the cycle $4.0, 56%$1.0, 13%$2.2, 32% Fixed Rate Variable rate at or below floors Variable rate above floor Cash and Securities Fixed vs Variable($ in billions)

$242.0 $242.3 $192.3 $143.2 $140.1 $83.5 $116.1 $82.9 $60.7 $87.7 $10.2 $11.7 $11.8 $12.8 $12.5 $4.3 ($2.2)($2.2)($0.2)($0.9)$339.9 $367.9 $284.8 $216.4 $239.3 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 PrimeLending HilltopSecurities PlainsCa p ital Bank Cor p orate / Other 9Hilltop Holdings –Noninterest Income Year-over-Year Noninterest Income ($MM) Noninterest Income Key Drivers & Statistics($ in millions) Q2 2021$339.9Mortgage Production Income & Fees(101.9) Securities and Investment Advisory Fees & Commissions(3.8)Other Income5.0Q2 2022$239.3 Q2'21Q1'22Q2'22Broker Dealer TBA Lock Volume ($mm)$1,784$1,110$677Mortgage Origination Volume ($B)$5.9$3.8$3.8 Net gains from mortgage loan sales (bps):Loans sold to third parties376321260Impact of loans sold to bank(12)(9)(7) As reported364312253

Hilltop Holdings – Noninterest Expenses

Noninterest Expenses and Efficiency Ratio[1]

($ in millions)



76.7%
75.1%
82.8%
90.5%
85.0%
$343.4
$355.2
$322.2
$286.4
$298.5
$131.5
$141.7
$109.1
$82.9
$94.0
$211.9
$213.5
$213.0
$203.5
$204.5
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Variable Compensation
Expenses Other Than Variable Compensation
Efficiency Ratio

Year-over-Year Noninterest Expense ($MM)

Q2 2021	**$343.4**
Compensation and Benefits	(43.2)
Occupancy and Equipment	(0.8)
Other Expenses	(0.9)
Q2 2022	**$298.5**

Key Drivers & Statistics

	Q2'21	Q1'22	Q2'22
Banking			
Full-Service Branches	59	58	58
Efficiency Ratio (Bank Only)	49.7%	55.7%	50.4%
Mortgage			
Variable Compensation ($mm)	$97.1	$56.2	$56.5
Variable Comp / Originated Volume	1.65%	1.49%	1.48%
Efficiency Ratio (PrimeLending Only)	79.2%	95.4%	95.9%
Broker-Dealer			
Variable Compensation ($mm)	$34.4	$26.6	$37.5
Compensation / Net Revenue	66.2%	77.3%	64.3%

Note:
(1) Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income.

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HilltopHoldings

41%23%12%19%6% Commercial real estate Commercial and industrial Construction and landdevelopment 1-4 family residential & Consumer Margin loans at Broker-Dealer $6.3 $6.1 $6.2 $6.3 $6.4 $0.6 $0.6 $0.7 $0.5 $0.5 $0.5 $0.7 $0.9 $1.0 $1.1 $0.3 $0.1 $0.1 $7.6 $7.6 $7.9 $7.8 $7.9 $‐ $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022 PPP Loans 1 - 4 Family PrimeLending Retained Mortgages Broker-Dealer Loans All Other Loans 11Notes: (1) 1-4 Family PrimeLending Retained Mortgages are loans purchased at par by PlainsCapital Bank from PrimeLending. These areexclusive of the 1-4 family residential mortgages originated through PlainsCapital Bank. The sum of the period amounts may not equal the total amounts due to rounding. Loan Mix at Period EndHilltop Holdings –Loans Key Drivers & Statistics Q2'21Q1'22Q2'22Average Loans HFI Balance ($B)$7.7$7.8$7.8Annualized Loan HFI Yield %4.48%4.06%4.32% Gross Loans HFI by Type at 6/30/22($ in billions)1

1.7x1.8x1.8x2.1x2.7x 1.64% 1.58% 1.28% 1.25% 1.27%0.00%0.20%0.40%0.60% 0.80% 1.00% 1.20%1.40%1.60% 1.80%1.0x1.5x2.0x2.5x3.0x3.5x4.0xQ2 2021Q3 2021Q4 2021Q1 2022Q2 2022 ACL/Bank NPLs ACL/Bank Loans HFI 510 (62)(405)282 1,223 0.03% 0.00% -0.01% 0.02% 0.07%-1.00%-0.50%0.00%0.50%1.00%(1,000)01,0002,0003,0004,0005,000Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022($000) NCOs NCOs/Avg. Bank Loans HFI 4.6%4.1%3.3%2.8%2.5%0.2%0.1%4.8%4.2%3.3%2.8%2.5%0.0%1.0%2.0%3.0%4.0%5.0%6.0%7.0%Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022% of Bank Loans Classified Special Mention $90,061 $83,801 $53,982 $46,449 $37,197 1.28% 1.21% 0.76% 0.64% 0.50%0.00%0.25% 0.50% 0.75%1.00%1.25% 1.50% 1.75%$0$25,000$50,000$75,000$100,000$125,000Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022 Total NPAs Total NPAs/(Bank Loans HFI + OREO) 12Hilltop Holdings –Asset Quality Criticized Loans Non-Performing AssetsNotes: The sum of the period amounts may not equal the total amounts due to rounding. Figures represent bank asset quality metrics only (excludes Loans HFS and Broker Dealer Margin Loans). (1) Total NPAs included non-accrual loans, accruing TDRs, OREO and other repossessed assets. Net Charge-Offs (Recoveries) Allowance for Credit Losses11

$6.5 $6.7 $7.2 $7.0 $6.4 $4.2 $4.4 $4.6 $4.7 $4.6 $0.7 $0.8 $0.8 $0.8 $0.8 $0.3 $0.2 $0.2 $0.2 $0.1 $11.7 $12.1 $12.8 $12.7 $11.9 Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022 Interest-Bearing Deposits Noninterest-Bearing Deposits Broker Dealer Sweep Deposits Brokered Deposits 13Notes: The sum of the period amounts may not equal the total amounts due to rounding.(1)Annualized. (2)‘Other’ includes Savings and Brokered Deposits . Deposit Mix at Period EndHilltop Holdings –Deposits Key Drivers & Statistics Q2'21Q1'22Q2'22Average Deposits ($B)$11.8$12.7$12.3Cost of Interest-Bearing Deposits10.32%0.21%0.28%Cost of Brokered Deposits10.31%0.26%0.35%Cost of Total Deposits10.21%0.13%0.18% Interest-Bearing Deposits by Type at 6/30/22($ in billions) 2

Hilltop Holdings – 2022 Outlook

	Outlook
Loan Growth (Full year average HFI loan growth)	• 1 – 4 family loan retention $25 – $75 million per month throughout 2022 • Full year average bank loan growth 2% – 5%, excluding PPP loans and retained mortgages
Deposit Growth (Full year average deposit growth)	• Full year average total deposits decline 3% – 7%, excludes the impact of the Tender Offer
Net Interest Income	• NII growth 2% – 6%, headwinds from lower PPP and accretion • Outlook assumes full year target Fed Funds Rate of 300 – 325 bps • Purchase accounting accretion expected to decline by 50% - 80% versus 2021 levels • Loan floors and competition expected to slow loan yield expansion during 2022 • Modeled 'through the cycle' IB deposit beta of 50%
Noninterest Income	• Mortgage gain on sale margins continue to be pressured as volumes decline across the industry, full year average 250 – 290 bps (third party sales) • Full year mortgage origination volume $12 – $16 billion • Broker Dealer fees decline 5% – 15%
Noninterest Expense	• Non-variable expenses change (-1%) – 3% • Variable expenses will follow revenue contribution from fee businesses
Provision Expense / (Reversal)	• Full year provision/ total loans HFI: 10 – 25 basis points
Effective Tax Rate (GAAP)	• 22 – 24% full year basis

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HilltopHoldings

Appendix 15

49.7% 48.8% 54.2% 55.7% 50.4%Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022 3.19% 2.99% 2.81% 2.65% 2.97%Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022PlainsCapital Bank –HighlightsQ2 2022 16 Efficiency Ratio1Notes:(1)Efficiency Ratio is calculated as noninterest expense divided by the sum of net interest income and noninterest income. Net Interest Margin Key HighlightsQ2 2021Q2 2022ROAA1.91%1.09%Full Service Branches (period end)5958Net Interest Margin 3.19%2.97%Assets ($B) (period end)$13.9$13.8 Summary Results($ in millions)Q2 2021Q2 2022Net Interest Income$105.5$101.3Provision for (reversal of) Credit Losses (28.8)5.0Noninterest Income10.212.5Noninterest Expense57.557.3Income Before Taxes$87.0$51.4

17PrimeLending –Highlights Gain on Sale OverviewNotes:(1)Gain on Sale calculated as net gains from sale of loans divided by sales volume. Reported Gain on Sale reflects impact of loansretained by PlainsCapital Bank1 Mortgage Origination Volume $5.9 $5.6 $5.0 $3.8 $3.8 Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022 364346347312253376359362321260Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022150200 250 300 350 400 Reported Gain on Sale (bps) Gain on Sale of Loans Sold to Third Parties (bps) ($ in billions)Q2 2022 Summary Results($ in millions)Q2 2021Q2 2022Net Interest Income (Expense)($6.0)($1.3)Noninterest Income242.0140.1 Noninterest Expense187.0133.2Income Before Taxes$49.0$5.6 Key HighlightsQ2 2021Q2 2022Origination Volume ($mm)$5,900$3,809% Purchase68%88% Sales Volume ($mm)$5,524$3,873MSR Asset ($mm)(period end)$124$122

HilltopSecurities – Q2 2022 Highlights

Summary Results ($ in millions)	Q2 2021	Q2 2022
Net Interest Income	$10.7	$12.6
Provision for Credit Losses	0.1	0.3
Noninterest Income	83.5	87.7
Noninterest Expense	87.2	90.8
Income Before Taxes	**$6.9**	**$9.1**

Key Highlights ($ in millions)	Q2 2021	Q2 2022
Compensation/Net Revenue (%)	66.2%	64.3%
Pre-tax Margin %	7.3%	9.1%
FDIC Insured Balances at PCB (period end)	$721	$758
Other FDIC Insured Balances (period end)	$1,628	$1,447
Public Finance Offerings	$14,713	$11,214
TBA Lock Volume	$1,784	$677

Net Revenues by Business Line

($ in millions)	Q2 2021	Q2 2022
Public Finance Services	$23.5	$21.8
Fixed Income Services	18.5	18.9
Wealth Management		
Retail	26.8	28.2
Clearing Services	7.9	8.8
Securities Lending	3.2	2.0
Structured Finance	11.5	20.2
Other	2.6	0.3
Net Revenues	**$94.1**	**$100.2**

Notes:
The sum of the period amounts may not equal the total amounts due to rounding. Presented net revenue by business line may differ slightly from 10-Q due to grouping of certain business lines into 'Other'.

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HilltopHoldings

Non-GAAP to GAAP Reconciliation and Management's Explanation of Non-GAAP Financial Measures

Tangible Common Equity, is a non-GAAP financial measure. Tangible common equity is defined as our total stockholders' equity, excluding preferred stock, reduced by goodwill and other intangible assets. This is a measure used by management, investors and analysts to assess use of equity.

Tangible book value per share, or TBVPS, is a non-GAAP financial measure. TBVPS represents Hilltop's tangible common equity at period-end divided by common shares outstanding at period-end. This is a measure used by management, investors and analysts to assess use of equity.

Hilltop Consolidated

Reconciliation of Tangible Common Equity and Tangible Book Value Per Share ***($ '000, except per share amounts)***	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022
Total Stockholders' Equity	$2,262,360	$2,411,372	$2,323,939	$2,419,185	$2,470,281	$2,476,371	$2,522,668	$2,463,933	$2,029,577
Less:									
Goodwill	267,447	267,447	267,447	267,447	267,447	267,447	267,447	267,447	267,447
Other intangible assets, net	23,374	21,814	20,364	19,035	17,705	16,455	15,284	14,233	13,182
Tangible Common Equity	**$1,971,539**	**$2,122,111**	**$2,036,128**	**$2,132,703**	**$2,185,129**	**$2,192,469**	**$2,239,937**	**$2,182,253**	**$1,748,948**
Shares outstanding as of period end	90,222	90,238	82,185	82,261	81,153	78,959	78,965	79,439	64,576
Book Value Per Share (Common Stockholder's Equity / Shares Outstanding)	$25.08	$26.72	$28.28	$29.41	$30.44	$31.36	$31.95	$31.02	$31.43
Tangible Book Value Per Share (Tangible Common Equity / Shares Outstanding)	**$21.85**	**$23.52**	**$24.77**	**$25.93**	**$26.93**	**$27.77**	**$28.37**	**$27.47**	**$27.08**

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HilltopHoldings.